United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

March 31, 2011

Date of Report

[Date of Earliest Event Reported]

PCS EDVENTURES!.COM, INC.

(Exact name of Registrant as specified in its Charter)

IDAHO	000-49990	82-0475383
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

345 Bobwhite Court, Suite 200

Boise, Idaho  83706

 (Address of Principal Executive Offices)

(208) 343-3110

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 31, 2011, we entered into a loan transaction in the aggregate amount of $215,000 to a small number of persons who were “accredited investors” as that term is defined in Rule 501 of Regulation D of the Securities and Exchange Commission (the “SEC”).  The transaction involved the issuance of  90 day Promissory Notes, secured by certain of our “Intellectual Property” (as defined in the Security Agreement), convertible at the lenders’ discretion to purchase shares of our common stock comprised of “restricted securities” as defined in Rule 144 of the SEC at a price of $0.15 per share, and bearing 10% interest annualized, with two three year warrants for each dollar loaned to acquire common stock at $0.15 per share, also to be comprised of “restricted securities.”

On June 29, 2011, the due date of these Promissory Notes was extended from June 29, 2011, to October 27, 2011, by the issuance of additional warrants under the same terms indicated above.

On October 28, 2011, the due date of these Promissory Notes was extended from October 27, 2011, to November 28, 2011.  We did not pay these Promissory Notes on November 28, 2011.  We have been in discussions with the lenders who hold these Promissory Notes attempting to negotiate terms for either an extension of the due date or conversion of the debt to common stock, but have not yet reached an agreement.  We are currently also pursuing other financing options to repay these Promissory Notes.  The Promissory Note agreements state that upon default in the payment of any amount due pursuant to the Promissory Notes for more than thirty (30) days after the due date, the lenders may, without notice, declare the entire debt and principal amount then remaining unpaid under the Promissory Notes immediately due and payable and may, without notice, in addition to any other remedies, proceed against the collateral to collect the unpaid principal and any interest due.  Accordingly, we have until December 28, 2011 to cure the default.

Item 9.01 Financial Statements and Exhibit

(d)

Exhibit No.

Exhibit Description

10.1

Form of Promissory Note*

10.2

Form of Security Agreement*

10.3

Form of Warrant*

10.4

Form of Extension**

*  Filed with our original Current Report on Form 8-K dated March 31, 2011, and filed with the SEC on April 7, 2011.

** Filed with our Amended Current Report on Form 8-K/A-1 dated March 31, 2011, and filed with the SEC on July 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PCS EDVENTURES!.COM, INC.

Dated:	December 15, 2011	By:	/s/ Valerie L. Grindle
Valerie L. Grindle
CEO and Director

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